INVESCO EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED DECEMBER 23, 2019 TO THE PROSPECTUS

DATED FEBRUARY 28, 2019,

AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)

Invesco S&P International Developed High Dividend Low Volatility ETF has changed its classification from “non-diversified” to “diversified” and therefore is now required to meet certain diversification requirements under the Investment Company Act of 1940. All references in the Prospectus with regard to the Fund being “non-diversified” are hereby deleted in their entirety, effective immediately.

Please Retain This Supplement For Future Reference.

P-PS-TRUST II-IDHD-PRO-SUP 122319

INVESCO EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED DECEMBER 23, 2019 TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2019, AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)

Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD) (the “Fund”) has changed its classification from “non-diversified” to “diversified”. The disclosure in the Statement of Additional Information is updated, effective immediately, as follows:

The first paragraph under the section titled “General Description of the Trust and the Funds” on page 1 is deleted in its entirety and replaced with the following:

The Trust was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of 86 Funds. This SAI contains information for 27 of the Funds. Each Fund (except as indicated below) is “non-diversified,” and as such, each such Fund’s investments are not required to meet certain diversification requirements under the 1940 Act. The following Funds are classified as “diversified”: Invesco DWA Developed Markets Momentum ETF, Invesco DWA Emerging Markets Momentum ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco FTSE International Low Beta Equal Weight ETF, Invesco FTSE RAFI Developed Markets ex-U.S. ETF, Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF, Invesco FTSE RAFI Emerging Markets ETF, Invesco Global Clean Energy ETF, Invesco Global Short Term High Yield Bond ETF, Invesco International Corporate Bond ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P International Developed High Dividend Low Volatility ETF, Invesco S&P International Developed Low Volatility ETF, Invesco S&P International Developed Momentum ETF and Invesco S&P International Developed Quality ETF.

In addition and accordingly, the Fund is now subject to the following investment restrictions:

The Fund, as a fundamental policy, may not:

(1)

As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the U.S. Government, its agencies or instrumentalities).

(2)	As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

Please Retain This Supplement For Future Reference.

P-PS-TRUSTII-IDHD-SAI -SUP 122319